--------------------------------------------------------------------------------
                       Office of the United States Trustee
                                  Exhibit 99.14
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------------------------------------       -------------------------------------
In re:                                     DEBTOR IN POSSESSION OPERATING REPORT
AMERICAN WASTE TRANSPORT, INC.             REVISED
                                           -------
                                           Report Number: 1          Page 1 of 3


                      Debtor.              For the period FROM: December 8, 2000
                                                         TO:   December 31, 2000
-----------------------------------        -------------------------------------
Chapter 11 Case No: LA 00-44134 ES
-----------------------------------        -------------------------------------

1.   Profit and Loss Statement (Accrual Basis Only        ($000's))
     A.  Related to Business Operations:
         Gross Sales                                                       SEE ATTACHED
                                                                          --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)
                                                                          --------------------
              Net Sales
                                                                                               --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                          --------------------
         Add: Purchases
                                                                          --------------------
         Less: Ending Inventory at Cost
                                                                          --------------------
              Cost of Goods Sold
                                                                                               --------------------
                  Gross Profit
                                                                                                                    ----------------
                  Other Operating Revenues (Specify)
                                                                                                                    ----------------
         Less: Operating Expenses:
         Officer Compensation
                                                                          --------------------
         Salaries and Wages - Other Employees
                                                                          --------------------
              Total Salaries and Wages
                                                                                               --------------------
              Employee Benefits and Pensions
                                                                                               --------------------
         Payroll Taxes
                                                                          --------------------
         Real Estate Taxes
                                                                          --------------------
         Federal and State Income Taxes
                                                                          --------------------
              Total Taxes
                                                                                               --------------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                          --------------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                          --------------------
         Insurance
                                                                          --------------------
         Automobile Expense
                                                                          --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                          --------------------
         Depreciation and Amortization
                                                                          --------------------
         Repairs and Maintenance
                                                                          --------------------
         Advertising    (In cost of sales)
                                                                          --------------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                          --------------------
         Bad Debts
                                                                          --------------------
         Miscellaneous Operating Expenses (Specify)
                                                                          --------------------
              Total Operating Expenses
                                                                                               --------------------
                  Net Gain/Loss from Business Operations
                                                                                                                    ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income
                                                                                               --------------------
              Other Non-Operating Revenues (Specify)
                                                                                               --------------------
              Gross Proceeds on Sale of Assets
                                                                          --------------------
              Less: Original Cost of Assets plus Expenses of Sale
                                                                          --------------------
                  Net Gain/Loss of Sale of Assets
                                                                                               --------------------
              Total Non-Operating Income   Sales Tax Refund
                                                                                                                    ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7
                                                                                               --------------------
              Other Non-Operating Expenses (Specify)BarDateNtc
                                                                                               --------------------
              Total Non-Operating Expenses
                                                                                                                    ----------------
     NET INCOME / LOSS FOR PERIOD
                                                                                                                    ----------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 1             Page 2 of 3
--------------------------------------------------------------------------------
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):


                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------


         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days
         TOTAL                        $0.00                  $
                                      ----------------       -------------------


3.       State of Status of Payments to Secured Creditors and Lessors:


                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due       Number Amount
          Not applicable---------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------



         *Explanation for Non-Payment:           None made


4.       Tax Liability:
                       Gross Payroll Expense for Period:            $ 144,730.57
                                                                    ------------
                       Gross Sales for Period Subject to Sales Tax  $      0.00
                                                                    ------------


                                                                   Post-Petition
                                                                     taxes Still
                                           Date Paid   Amount Paid*     Owing
                                           ---------   ------------     -----


    Federal Payroll and Withholding Taxes
    State Payroll and Withholding Taxes
    State Sales and Use Taxes              NONE
    Real Property Taxes*****               NONE



     ****Includes personal property tax    * Attach photocopies of depository
                                             receipts from taxing authorities or
                                             financial institutions to verify
                                             that such deposits or payments have
                                             been made.


5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE          ATTACHMENT
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 1             Page 3 of 3
--------------------------------------------------------------------------------


6.       Questions:


         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


7.       Statement of Unpaid Professional Fees (Post-Petition Amounts Only)


                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------
   Irell & Manella LLP                Attorney                      $5,144.25
--------------------------------------------------------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)



--------------------------------------------------------------------------------

9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
             Quarterly            Total                                                                                  Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.              Owing
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------


I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of perjury that the information contained in the above Debtor in Possession
Operating Report is true and complete to the best of my knowledge.


Dated:       June       , 2001
                   ----
                                                        /s/ Eugene W. Tidgewell
                                                        ------------------------
                                                 Debtor in Possession or Trustee

                         AMERICAN WASTE TRANSPORT, INC.
                                  PROFIT & LOSS
                              DECEMBER 8 - 31, 2000


                                                           Dec 8 - 31, 00
                                                           ---------------
Ordinary Income/Expense
        Income
             4000-TRANSPORTATION                               361,435.96
             4001-LOADING FEES                                  40,571.22
                                                           ---------------
        Total Income                                           402,007.18


        Cost of Goods Sold
             5200-DRIVER COST
                5210-DRIVER WAGES                              107,722.63
                5220-DRIVER PAYROLL TAXES                        8,830.18
                5250-DRIVER UNIFORMS                                 0.00
                5260-DRUG TESTS                                    299.00
                                                           ---------------
             Total 5200-DRIVER COST                            116,851.81


             5300-INSURANCE
                5310-MEDICAL                                     4,152.88
                5320-LIABILITY                                  59,681.23
                5330-WORKERS' COMPENSATION                      45,606.89
                                                           ---------------
             Total 5300-INSURANCE                              109,441.00


             5500-FUEL                                          36,671.57
             5600-REGISTRATION                                  10,140.67
             5700-REPAIR & MAINTENANCE
                5710-MECHANIC WAGES                             31,721.38
                5715-PAYROLL TAXES - MECHANIC                    8,409.50
                5725-TIRE SERVICE                                3,906.44
                5730-TRUCK MAINTENANCE                           2,420.31
                5735-TRUCK REPAIR- PARTS                         7,873.57
                5740-TRAILER MAINTENANCE                           220.84
                5745-TRAILER REPAIRS                               377.84
                5750-TRUCK WASH                                    850.00
                5700-REPAIR & MAINTENANCE - Other                2,359.74
                                                           ---------------
             Total 5700-REPAIR & MAINTENANCE                    58,139.62


             5850-TICKET                                           357.00
                                                           ---------------
        Total COGS                                             331,601.67
                                                           ---------------
    Gross Profit                                                70,405.51


        Expense
             6050-BANK CHARGES                                     135.50
             6110-CORPORATE ALLOCATION                          23,612.31
             6530-MEDICAL INSURANCE                                -76.18
             6550-OFFICE FORMS                                     340.21
             6570-OFFICE SUPPLIES                                  326.00
             6580-OFFICE WAGES                                   5,286.56
             6585-PAYROLL TAXES - OFFICE                           414.94
             6700-PERMITS                                        1,451.88
             6710-POSTAGE & DELIVERY                               334.36
             6756-RENT                                             571.55

                         AMERICAN WASTE TRANSPORT, INC.
                                  PROFIT & LOSS
                              DECEMBER 8 - 31, 2000


                                                           Dec 8 - 31, 00
                                                           ---------------


             6900-UTILITIES
                6920-ELECTRIC                                       48.00
                6930-GAS                                            83.67
                6940-TELEPHONE                                   5,833.10
                6950-WATER                                          54.67
                6960-WASTE                                         397.89
                                                           ---------------
             Total 6900-UTILITIES                                6,417.33
                                                           ---------------
        Total Expense                                           38,814.46
                                                           ---------------
Net Ordinary Income                                             31,591.05
                                                           ---------------
Net Income                                                      31,591.05
                                                           ===============

                         AMERICAN WASTE TRANSPORT, INC.
                                A/P AGING SUMMARY
                             AS OF DECEMBER 31, 2000



                                                 Current     1 - 30    31 - 60   61 - 90    > 90      TOTAL
                                                ----------- ---------  --------  ---------  ------  -----------
"Y"TIRE SALES                                     3,508.09      0.00      0.00       0.00    0.00     3,508.09
COURT TRUSTEE                                       288.45      0.00      0.00       0.00    0.00       288.45
DELUXE BUSINESS FORMS AND SUPPLIES                  340.21      0.00      0.00       0.00    0.00       340.21
GREYSTONE HEALTH SCIENCES CORPORATION                49.00      0.00      0.00       0.00    0.00        49.00
HELIX WATER DISTRICT                                 54.67      0.00      0.00       0.00    0.00        54.67
LASSEN COUNTY CHILD SUPPORT DIV.                    700.44      0.00      0.00       0.00    0.00       700.44
LAWSON PRODUCTS INC.                              4,083.91      0.00      0.00       0.00    0.00     4,083.91
MOBILE MINI, Inc.                                   571.55      0.00      0.00       0.00    0.00       571.55
MYRNA CAMARENA                                      346.15      0.00      0.00       0.00    0.00       346.15
OFFICE DEPOT                                        193.94    132.06      0.00       0.00    0.00       326.00
OFFICE OF THE DISTRICT ATTORNEY                     173.07      0.00      0.00       0.00    0.00       173.07
PERFORMANCE POWER SYSTEMS, Inc.                      48.00      0.00      0.00       0.00    0.00        48.00
PRAXAIR DISTRIBUTION, Inc.                          104.61      0.00      0.00       0.00    0.00       104.61
QUEST DIAGNOSTICS                                   250.00      0.00      0.00       0.00    0.00       250.00
SAFETY-KLEEN SYSTEMS, Inc.                          320.84      0.00      0.00       0.00    0.00       320.84
SAN DIEGO COUNTY                                  4,432.56      0.00      0.00       0.00    0.00     4,432.56
SORIANO'S MOBIL WASH                                850.00      0.00      0.00       0.00    0.00       850.00
SUPERIOR COURT MINOR OFFENSE DIVISION                77.00      0.00      0.00       0.00    0.00        77.00
THE SOCO GROUP, Inc.                              4,893.64      0.00      0.00       0.00    0.00     4,893.64
TRACI BAROZ                                         616.82      0.00      0.00       0.00    0.00       616.82
U. S. TRUSTEE                                     1,500.00      0.00      0.00       0.00    0.00     1,500.00
                                                ----------- ---------  --------  ---------  ------  -----------
TOTAL                                            23,402.95    132.06      0.00       0.00    0.00    23,535.01
                                              ============= ==========  =========  ======= ======= ============


                         AMERICAN WASTE TRANSPORT, INC.
                                A/R AGING SUMMARY
                             AS OF DECEMBER 31, 2000




                  Current        1 - 30        31 - 60      61 - 90        > 90         TOTAL
                ------------- -------------  ------------  -----------  -----------  ------------
ALLIED WASTE       29,484.80     90,044.40    117,803.46    47,467.22         0.00    284,799.88
BFI CENTRAL        33,810.00     81,562.50    139,000.16         0.00         0.00    254,372.66
COAST              37,074.47     46,127.87          0.00         0.00         0.00     83,202.34
CRT                 4,525.00     23,960.00          0.00         0.00         0.00     28,485.00
EDCO                1,791.08      8,949.44     13,132.58         0.00         0.00     23,873.10
ORGANIC                 0.00      5,470.00      6,320.00     8,290.00    26,650.00     46,730.00
POTENTIAL           7,165.00     19,670.00          0.00         0.00         0.00     26,835.00
UNIVERSAL          14,342.94     26,915.15          0.00         0.00         0.00     41,258.09
                ------------- -------------  ------------  -----------  -----------  ------------
TOTAL             128,193.29    302,699.36    276,256.20    55,757.22    26,650.00    789,556.07
                ============= =============  ============ ============ ============= ============



                INSURANCE COVERAGE
                ------------------


                     AGENT              COVERAGE     EXPIRATION         PREMIUM
    CARRIER          NAME                AMOUNT         DATE        PAID TO DATE



USBC - Legion      Andreini &           1,000,000       9/23/01         12/31/00
AWT-State Fund     Company              1,000,000       9/23/01         12/31/00



Penn America       Mark Novy            2,000,000       9/23/01         12/23/00
Penn America       Mark Novy
Penn America       Mark Novy


Penn America       Mark Novy            1,000,000       9/23/01         12/23/00



Penn America       Mark Novy            1,000,000       9/23/01         12/23/00






Lloyds of London   Mark Novy      Comp & Collision      9/23/01         12/23/00


Penn America       Mark Novy            1,007,497                       12/23/00



Penn America       Mark Novy            5,000,000       9/23/01         12/23/00
General Sec.


Scottsdale         Mark Novy              ######        9/26/00         12/26/00